EXHIBIT 10.42

NOBEL LEARNING COMMUNITIES, INC.

FIFTH AMENDMENT TO CREDIT AGREEMENT

This Fifth Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of May 8, 2006, between Nobel Learning Communities, Inc., a Delaware corporation (the “Borrower”), and Harris N.A., as successor by merger with Harris Trust and Savings Bank (“Harris”), as sole Lender on the date hereof and as Administrative Agent for the Lenders.

PRELIMINARY STATEMENTS

A. The Borrower, the Guarantors, and Harris entered into a certain Credit Agreement, dated as of February 20, 2004, as amended (referred to herein as the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. The Borrower has requested that Harris amend the definition of “Applicable Margin” and make certain other amendments, and Harris is willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the definition of “Applicable Margin” set forth in Section 5.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Applicable Margin” means, with respect to Loans, Reimbursement Obligations, and the commitment fees and letter of credit fees payable under Section 2.1 hereof, until the first Pricing Date, the rates per annum shown opposite Level II below, and thereafter from one Pricing Date to the next the Applicable Margin means the rates per annum determined in accordance with the following schedule:

LEVEL	TOTAL FUNDED DEBT/EBITDA RATIO FOR SUCH PRICING DATE	APPLICABLE MARGIN FOR BASE RATE LOANS UNDER REVOLVING CREDIT, TERM CREDIT AND REIMBURSEMENT OBLIGATIONS SHALL BE:	APPLICABLE MARGIN FOR EURODOLLAR LOANS UNDER REVOLVING CREDIT, TERM CREDIT AND LETTER OF CREDIT FEE SHALL BE:	APPLICABLE MARGIN FOR REVOLVING CREDIT COMMITMENT FEE SHALL BE:
II	Greater than or equal to 1.50 to 1.0	1.00%	2.25%	0.375%
I	Less than 1.50 to 1.0	0.50%	1.75%	0.375%

For purposes hereof, the term “Pricing Date” means, for any fiscal quarter of the Borrower ending on or after June 30, 2006, the date on which the Administrative Agent is in receipt of the Borrower’s most recent financial statements (and, in the case of the year-end financial statements, audit report) for the fiscal quarter then ended, pursuant to Section 8.5 hereof, it being understood by the parties hereto that the Applicable Margins shall be maintained at the rates per annum shown opposite Level II until receipt of such financial statements for the fiscal quarter ended June 30, 2006. The Applicable Margin shall be established based on the Total Funded Debt/EBITDA Ratio for the most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If the Borrower has not delivered its financial statements by the date such financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 8.5 hereof, until such financial statements and audit report are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., Level II shall apply). If the Borrower subsequently delivers such financial statements before the next Pricing Date, the Applicable Margin established by such late delivered financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Applicable Margin made by the Administrative Agent in accordance with the foregoing shall be conclusive and binding on the Borrower and the Lenders if reasonably determined.

SECTION 2. CONDITIONS PRECEDENT.

Upon the satisfaction of all of the following conditions precedent, this Amendment shall become effective on and as of the date first above written to the same extent as if it had been entered into on such date:

2.1. The Borrower and Harris shall have executed and delivered this Amendment.

2.2. No material adverse change in the financial condition, operations or properties of the Borrower and its Subsidiaries shall have occurred from that reflected in the June 30, 2005 audited financial statements delivered to Harris pursuant to Section 8.5(b) of the Credit Agreement.

2.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to Harris and its counsel.

2.4. The Guarantors shall have executed and delivered to Harris their consent to this Amendment in the form set forth below.

SECTION 3. REPRESENTATIONS.

In order to induce Harris to execute and deliver this Amendment, the Borrower hereby represents to Harris that as of the date hereof the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that (a) the representations contained in Section 6.2 shall be deemed to refer to the most recent list of subsidiaries of Borrower delivered to the Administrative Agent prior to the date hereof, and (b) the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Administrative Agent) and the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

4.1. The Borrower and the Guarantors heretofore executed and delivered to the Lenders the Collateral Documents. Each of the Borrower and the Guarantors hereby acknowledges and agrees that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Administrative Agent and Lenders thereunder, the obligations of the Borrower and Guarantors thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

4.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.3. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.

4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

[SIGNATURE PAGE TO FOLLOW]

This Fifth Amendment to Credit Agreement is entered into as of the date and year first above written.

NOBEL LEARNING COMMUNITIES, INC.

By
Name	/s/ Thomas Frank
Title	Chief Financial Officer

Accepted and agreed to.

HARRIS N.A., as successor by merger with Harris Trust and Savings Bank, as the sole Lender and as Administrative Agent

By
Name	/s/ Mark W. Piekos
Title	/s/ Managing Director

GUARANTORS’ ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned, pursuant to Section 12 of the Credit Agreement, has, inter alia, guaranteed the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability. Each of the undersigned hereby consents to the Fifth Amendment to Credit Agreement as set forth above and confirms that its aforementioned Guaranty and all of the undersigned’s obligations thereunder remain in full force and effect (and, without limiting the foregoing, each of the undersigned acknowledges and agrees that the indebtedness evidenced by the New Note constitutes indebtedness which is guarantied by the undersigned). Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

MERRYHILL SCHOOLS NEVADA, INC.

By
Name	/s/ Thomas Frank
Title	/s/ Chief Financial Officer

NEDI, INC.

By
Name	/s/ Thomas Frank
Title	/s/ Chief Financial Officer

THE HOUSTON LEARNING ACADEMY, INC.

HOUSTON LEARNING ACADEMY–SAN ANTONIO, INC. SPYROS, INC.

ORTHONI, INC.

MARIAN CATECHIS, INC.

SANC, INC.

MALONA, INC.

NOBEL LEARNING TECHNOLOGIES, INC.

NOBEL SCHOOL MANAGEMENT SERVICES, INC.

By
Name	/s/ George H. Bernstein
Title	/s/ President

PALADIN ACADEMY, L.L.C.

By:	Nobel Learning Communities, Inc., its sole member

By
Name	/ s/ Thomas Frank
Title	/s/ Chief Financial Officer

THE ACTIVITIES CLUB, INC.

By
Name	/s/ Thomas Frank
Title	/s/ Chief Financial Officer